                                                                    EXHIBIT 10.4

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


                              PURCHASE AGREEMENT


     This Purchase Agreement (this "Agreement") is made as of September 21, 1999 by and between EXTANT, INC., a Delaware corporation ("Extant") and TELLIUM, INC., a Delaware corporation ("Tellium").

     In consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Scope: Subject to the terms, provisions and conditions hereinafter set forth, during the term of this Agreement, Extant agrees to purchase, and Tellium agrees to sell, deliver and, if required, install, (i) Extant's full requirements for a three (3) year period and (ii) any orders issued by Extant hereunder, in Extant's sole discretion, for a subsequent two (2) year period, in each case of optical cross connects, which includes hardware and software ("Products") as priced in Schedule C attached hereto; provided, however, any commitments to purchase Products shall be subject to the Products meeting in Extant's reasonable discretion, performance standards and current technology being deployed at any time during the term of this Agreement by Extant. Subject to the foregoing, it is expected that Extant will purchase approximately Two Hundred Fifty Million Dollars ($250,000,000) of Products and installation services described in the Schedules, attached hereto and made a part of this Agreement from Tellium during the term of this Agreement. It is the intention of the parties that Products shall be delivered in such quantities and at such times as is set forth in Schedule A attached hereto.

2. Term: This Agreement shall be effective on September 21, 1999 and shall expire on September 20, 2004 unless terminated on an earlier date as provided herein. This Agreement may be extended by a writing executed by the parties prior to expiration.

3. Orders: Extant will issue purchase orders ("Orders") to Tellium for delivery and installation (if required) of Products, which Orders which will be based on the Forecasts (as defined below) delivered pursuant to Section 3.1. Tellium shall provide Extant with notice of acceptance of such Order within seven (7) days of receipt of the Order. Every Order shall contain a description of the Products ordered, the quantities and prices, the delivery date(s), and place of delivery. All such Orders will be made pursuant and subject to this Agreement, whether specifically stated or not.

     3.1 Each month during the term of this Agreement, Extant will use its best efforts to provide Tellium with a forecast stating approximate quantities and delivery dates of Products to be ordered by Extant in the twelve (12) month period following the date of such forecast (each, a "Forecast").

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     3.2  Extant shall have the right to make changes in Products specified in any Forecast or Order as set forth below:

          (i) for deliveries with a scheduled delivery date (***) or more after the date of such Forecast or Order, Extant may make (***) changes (***);

          (ii) for deliveries with a scheduled delivery date between (***) and (***) after the date of such Forecast or Order, Extant may (a) increase or decrease the quantities by up to (***) of the aggregate Forecast or Order value (i.e. aggregate price) and/or (b) either delay the scheduled delivery date by up to (***) or accelerate the scheduled delivery date to no earlier than (***) following the date of such Forecast or Order.

          (iii) for Orders with a scheduled delivery date between (***) and (***) after the date of such Order, Extant may (a) increase or decrease the quantities by up to (***) of the aggregate Order value (i.e. aggregate price) and/or (b) delay the scheduled delivery date up to (***).

          (iv) for Orders with a scheduled delivery date to be made within (***), Extant may not make any changes in the Orders.

     3.3 If Extant cancels an Order, or decreases the amount of Products ordered or forecast to be delivered, in any case in excess of the parameters permitted by Section 3.2 (such cancelled Order, or cancelled portion, in either case which is in excess of the parameters permitted by Section 3.2 is hereinafter referred to as a "Cancelled Order"), Tellium shall use its best efforts to find another buyer for such Cancelled Order within (***) after cancellation of the Cancelled Order. If Tellium is unable to find a buyer within such (***) period, Extant shall pay the cancellation fees as set forth below:

          (i) for Cancelled Orders cancelled between (***) before the scheduled delivery date, Tellium may charge a cancellation fee equal to (***) of the Cancelled Order value;

          (ii) for Cancelled Orders cancelled between (***) before the scheduled delivery date, Tellium may charge a cancellation fee equal to (***) of the Cancelled Order value;

          (iii) for Cancelled Orders cancelled between (***) before the scheduled delivery date, Tellium may charge a cancellation fee equal to (***) of the Cancelled Order value;

          (iv) Extant shall have no cancellation rights with respect to Orders within (***) before the scheduled delivery date.

     3.4 If delivery of an Order is not made within (***) after the scheduled delivery date as set forth in the applicable Order, Extant may cancel that Order without cancellation fee or other liability to Tellium.

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4.  Delivery: Tellium shall deliver the Products by the delivery date(s) set forth in the applicable Order but in no event shall delivery occur after the (***) after receipt of the Order unless otherwise agreed in writing between Extant and Tellium. In the event that delivery of an Order is not made within the respective time period specified in Section 29.2, Extant shall have the right to terminate this Agreement in accordance with Section 29.2. Extant's acceptance of the Products shall be in accordance with Section 6 at the destination(s) specified in the Order, at which time title shall pass to Extant. Risk of loss shall pass to Extant when an authorized representative of Extant acknowledges receipt of a Tellium shipment ("Delivery"). Loss, damage or destruction subsequent to Delivery of the Products shall not relieve Extant of its obligations to pay for the Products. Extant has submitted a binding Order for Products to be delivered by December 31, 1999, simultaneously with its execution of this Agreement, which Order is attached hereto as Schedule B.

5. Pricing and Invoices: The pricing for Products shall be as set forth in Schedule C attached hereto. All prices are FOB Oceanport, N.J. (***) shall (***) and (***) the (***) to (***) for (***) to (***) or (***) and (***) terms, if
(***) provides (***). Tellium will issue invoices within (***) following shipment of Products, except that if Tellium provides installation services, invoices to Extant will be sent according to the following schedule: (***) upon shipment, (***) upon completion of installation and (***) upon completion of testing. Invoices will contain an itemized description of Products purchased, expenses, charges, costs, and all state, federal, sales, or other applicable taxes separately. Invoices shall be paid by the later of (i) net (***) from acceptance by Extant; (ii) upon Extant's receipt of funds pursuant to its financing arrangement for the Products purchased and no later than the end of the calendar quarter in which such Products are accepted (Extant will use its best efforts to receive funds available before the end of the quarter); or (iii) as may be detailed in the financing arrangements between Extant and the lender providing the financing (the "Lender"), which Lender and financing Tellium has assisted in obtaining, provided that such invoice payment schedule is reasonably acceptable to Tellium. If payments by Extant are not received in accordance with the payment schedule set forth in this Section 5, Tellium shall have the option to charge interest at the rate of (***) on the value of the outstanding amount. Tellium shall provide Engineer & Furnish (Pre-wired and Tested OXC) services as set forth in Schedule C, Table 3 for the first (***) Aurora 512s at
(***).   When Extant exceeds a level of Two Hundred Fifty Million Dollars
($250,000,000) in Orders for Products, Tellium will apply a minimum (***) discount to all prices for Products stated in Schedule C.

6. Acceptance: Extant shall have the opportunity to inspect the Products upon Delivery at the specified destination and to conduct such test procedures as Extant determines are necessary or desirable to confirm that the Products conform to and perform in accordance with the technical specifications set forth in the Tellium Technical Manual as previously provided to Extant (the "Technical Manual") and shall within (***) following its receipt of the Products notify Tellium as to any conditions which exist that prevent Extant's acceptance of the Products. Extant shall be deemed to have accepted such Products upon the earlier of Extant's placing the Products into

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commercial service as part of its network or Extant's failure to notify Tellium of any such conditions within (***) after the Products' delivery at the specified destination. If Extant notifies Tellium that any Products are deemed unacceptable by Extant within the (***) acceptance period, Tellium will be responsible for all costs associated with the Products replacement, which shall include but not be limited to shipping expenses.

7. Installation; Prime Contractor: Upon request by Extant, Tellium shall install the Products at the locations specified in the Order. If Extant requests installation service, Tellium may arrange for a prime contractor (the "Prime Contractor") acceptable to Extant to manage the delivery and installation of the Products. If Tellium arranges for a Prime Contractor, such Prime Contractor will act as an agent of Tellium, and all fees paid to such Prime Contractor shall count toward the aggregate purchase price ($250,000,000) as set forth in Section 5 and shall not count for purposes of vesting of the warrants set forth in
Section 9. If Extant selects a Prime Contractor and Extant pays the installation fees of such Prime Contractor directly to the Prime Contractor, such installation fees shall not count towards the vesting requirements of the warrants set forth in Section 9, but the amount of such installation fees, not to exceed (***) of the aggregate purchase price of the Order to which they relate, shall count toward the aggregate purchase price ($250,000,000) set forth in Section 5. Any fees of the Prime Contractor, whether such Prime Contractor is selected by Tellium or Extant, paid to Tellium shall count toward the aggregate purchase price ($250,000,000) as set forth in Section 5 and vesting requirements of the warrants as set forth in Section 9.

8. Financing: Tellium will use its best efforts to assist Extant in obtaining financing with respect to all purchases contemplated by this Agreement upon terms acceptable to Extant, in Extant's sole discretion. If Extant is unable to obtain acceptable financing, Extant shall have the right to terminate all or any portion of this Agreement without liability to Extant. Tellium's obligation to assist Extant in obtaining financing shall be completed upon Extant and the third party lender signing a definitive agreement.

9. Warrants: Subject to the terms and conditions of this Agreement and in consideration of the transactions contemplated hereby, simultaneously with the execution of this Agreement, Tellium shall issue to Extant, the warrant (the "Warrant") to purchase up to 1,742,000 shares of Tellium's Common Stock, par value $.001 per share, in the form of Schedule D attached hereto. The exercise price at which the Warrant may be exercised shall be equal to $9.15 per share. The Warrant shall be exercisable only as to such number of shares of Common Stock subject to such Warrant as become vested in accordance with the vesting schedule attached hereto as Annex 1 of WARRANT TO PURCHASE COMMON STOCK. Extant hereby agrees that upon any exercise of the Warrant, it shall execute and deliver the Joinder Agreement, attached hereto as Schedule E, to Tellium's Stockholders' Agreement, dated as of February 11, 1999, among Tellium and the stockholders named therein.

10. Warranty: Tellium warrants that upon acceptance of the Products by Extant in accordance with Section 6 and payment in full of the purchase price related to the Products

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

ordered, Extant shall obtain good and marketable title to the Products, free from any lien or encumbrance.

     Tellium warrants the Products manufactured by Tellium to be Y2K compliant and to be new, free of defects in design, material and workmanship under normal use and service and to conform to and perform in accordance with the technical specifications set forth in the Technical Manual. Tellium warrants that any installation services performed by Tellium or the Prime Contractor shall be free from defects in design, material and workmanship. "Y2K compliant" means that (1) the Products shall function according to their specifications and warranties prior to, during, and after the calendar year 2000; (2) prior to, during and after the year 2000, the Products will accept and accurately process date-related records and information for the year 2000 and following and accurately perform computations repeating or based on such date-related information (including but not limited to, calculating, comparing and sequencing such date related data and leap year calculations); and (3) no change in the calendar year shall adversely affect the performance of the Products nor cause any Products or any of its components to operate in a manner that is not in conformity with its specifications and warranties; provided, however, that Tellium shall not be responsible for date processing errors caused by changes in date formats or other elements of Products of other vendors not provided or authorized by Tellium.

     Tellium's liability under the warranty for its Products shall terminate within the period of time, from date of shipment, indicated for each applicable category as follows (the "Warranty Period"): (i) System Software including Global Element Management System (EMS): (***); (ii) software media: (***); (iii) all products other than System Software and software media (including the Aurora Cross-Connect): (***). Notwithstanding anything to the contrary, Tellium's liability with respect to its Y2K compliant warranty shall survive throughout the term of this Agreement. Commencement of the warranty begins at the date of shipment provided the Product is accepted. If the Product is not accepted, the warranty shall commence upon the date the replacement Product is shipped. This will continue until the Product is accepted by Extant. Tellium shall repair or replace any Products which are defective as to design, workmanship or materials or otherwise fail to conform to the foregoing warranty within (***) after the defective Product is returned to the Tellium Customer Service Department or within a reasonable time if a design flaw, provided that: a) written notice of any defect is given to Tellium within (***) after discovery of the claimed defect, and such notice is given to Tellium within the applicable Warranty Period; b) the defective Products are returned to the Tellium Customer Service Department with freight prepaid by Extant; and c) the defect was not caused by abuse or improper use, failure to perform the applicable routine maintenance repair, storage set forth in the Technical Manual, negligent handling or alteration other than by Tellium or its authorized service agent. Also excluded from the terms of the warranty are items of characteristically indeterminate life, such as bulbs, fuses, etc. Decision to repair or replace shall be at Tellium's option. Any hardware repaired or replaced by Tellium, pursuant to the terms of this warranty, shall continue to be warranted for the remainder of the original warranty period or for a period of (***) from the date of shipment, whichever occurs last. Shipment back to Extant will be paid by

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Tellium. Any software or associated media which is repaired or replaced by
Tellium, pursuant to the terms of this warranty, shall continue to be warranted for the remainder of the original Warranty Period or for a period of (***) from the date of shipment, whichever occurs last. Item(s), which are replaced hereunder, shall automatically become property of Tellium and their replacement shall become the property of Extant. Tellium will make all efforts to replace failed units from (***) as set forth in Schedule G. For Products not manufactured by Tellium or based on Tellium's design, Tellium shall pass through to Extant the manufacturer's warranty of such Products. In no event shall Tellium's liability under this warranty exceed the cost of repair or replacement of such defective item. THIS WARRANTY CONSTITUTES TELLIUM'S SOLE AND EXCLUSIVE LIABILITY HEREUNDER AND EXTANT'S SOLE AND EXCLUSIVE REMEDY FOR DEFECTIVE OR NONCONFORMING ITEMS AND IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESSED, IMPLIED OR STATUTORY INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

     10.1 Representations and Warranties: Each party represents and warrants to the other party that: (i) such party is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has the requisite corporate power and authority to own, lease and operate its assets, properties and business and to carry on its business as it is now being conducted; (ii) such party has the full corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby; and (iii) when executed and delivered by such party, this Agreement will constitute the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.

     10.2 Extended Warranty: In addition to the above-stated warranty, Tellium offers the following Extended Warranty option: Extant may choose to purchase an additional warranty on the same terms as the above-stated warranty at a cost of (***) per year of the purchase price of the Products to be so warranted. This Extended Warranty must be purchased and paid for within the first year after the initial deployment of the Aurora 32 and Aurora 512 products respectively. At the time of purchase of the Extended Warranty option, the (***) per year charge will be calculated based on the already deployed products. Extant has the option to purchase the Extended Warranty for either Aurora 32 or Aurora 512 or both. Thereafter, the Extended Warranty charges will be automatically applied to the hardware portion of all future purchase orders for Aurora 32 or Aurora 512 or both, where such Products were previously placed under the Extended Warranty. The Extended Warranty may be purchased for a maximum of two years beyond the standard warranty, and Extant must choose the one or two year extension period at the time of the initial Extended Warranty purchase.

11. Limitation of Liability: Except as required by the indemnification provisions in Section 17, Tellium's liability for any and all claims of any kind, including negligence, for any loss of damage arising out of, connected with or resulting from this Agreement, or from the performance or breach hereof, shall in the aggregate, not exceed the purchase price for the Products and the related installation costs paid directly to Tellium. IN NO EVENT SHALL

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TELLIUM BE LIABLE FOR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES
RESULTING FROM OR ARISING OUT OF ITS PERFORMANCE OR FAILURE TO PERFORM ITS OBLIGATIONS TO EXTANT, WHETHER OR NOT TELLIUM HAD BEEN ADVISED OF, KNEW, OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES.

12. Independent Contractor: Tellium certifies that it is engaged in an independent business and will perform its obligations under this Agreement as an independent contractor and not as the agent or employee of Extant; that it has no authority to act for or bind Extant; that Tellium may and does work for other customers; that any persons provided by Tellium shall be solely the employees or agents of Tellium under its sole and exclusive direction and control. Tellium is solely responsible for the hours of work, methods of performance and payment of its employees and agents. Tellium is solely responsible for providing worker's compensation, unemployment, disability insurance and social security withholding for its employees and agents, and shall comply with all other federal, state and local laws, rules and regulations. Tellium is responsible for and shall pay all assessable federal and state income tax on amounts paid under this Agreement.

13. Substitution: Tellium reserves the right, at any time before acceptance, to replace or substitute items of equipment and/or software provided such replacement or substitution (i) is of a similar item with performance specifications as good or better than the substitute item and (ii) will not result in additional cost to Extant, will not affect the delivery schedule, and will not adversely affect the maintenance or operational performance of the item. Tellium will notify Extant of any material changes caused by any such replacement or substitution. Any substitutions must meet or exceed the original specifications.

14. Licensing: When required by applicable law, Extant shall obtain any and all licenses and/or permits necessary for the operation of the Products by Extant, including, but not limited to FCC licenses, at Extant's sole cost and expense. Extant's failure to obtain necessary licenses and/or permits shall not relieve Extant of its obligation to accept Products, or pay for same.

15. Excusable Delay: Neither party shall be liable to the other for delays or any failure to perform under this Agreement due to reasonably unforeseen circumstances or causes beyond either party's reasonable control, including, but not limited to, acts of God, war (including civil war), riots, embargoes, acts (whether sovereign or contractual) of civil or military authorities, acts of any government; fires, floods, explosions, the elements, epidemics, quarantine restrictions; delivery accidents; shortages of energy, materials, component parts, labor or delays of suppliers or subcontractors (not caused by the party's untimely ordering); provided that in the event of an excusable delay of the kind above, the delayed party (i) shall have promptly notified the other in writing of the circumstances creating such delay, (ii) shall have provided the other party with a statement of impact, and (iii) shall have used commercially reasonable efforts to work around the delay. An equitable adjustment shall be made in the delivery schedules and any affected terms of this Agreement.

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16.  Proprietary Information:  Should proprietary information of either Extant or Tellium be required by the other in the performance of this Agreement, the party receiving such proprietary information ("Recipient" hereafter) hereby agrees to receive and maintain same in confidence and to take such precautions as may be reasonably necessary to protect same from disclosure to others, or use by itself or others for any purpose inconsistent with this Agreement without the prior written consent of the disclosing party for a period of (***) from its receipt hereof or (***) after termination of this Agreement, whichever is later. Precautions taken shall be deemed reasonable if they are considered in keeping with industry standards and at least equivalent to Recipient's precautions with respect to its own property information. Proprietary information shall mean technical or business information or data identified as being proprietary and conveyed in written, graphic or other permanent tangible form or, in the case of oral disclosures, any such information promptly reduced to some permanent tangible form.

The foregoing confidential restrictions, however, shall not extend to any part of the proprietary information which: a) was already known to Recipient at the time of disclosure under this Agreement as can be established by written documentation; b) was known or was generally available to the public at the time of disclosure hereunder; c) becomes known or generally available to the public (other than by act of Recipient) subsequent to its disclosure hereunder; d) is disclosed or made available in writing to a third party having a bona fide right to do so; e) is independently developed by Recipient without the use of the proprietary information as can be established by written documentation; or f) is required by law to be released.

17.  Infringement Indemnification

     17.1 Except as provided in Section 17.2 below, Tellium shall defend, indemnify and hold harmless Extant from and against any damages, liabilities, costs and expenses (including reasonable attorneys' fees) arising out of any claim that any Product infringes any patent or copyright or other intellectual property right or misappropriates any trade secret of a third party, provided that (i) Extant shall have promptly provided Tellium written notice thereof and, at Tellium's expense, reasonable cooperation, information, and assistance in connection therewith, and (ii) Tellium shall have sole control and authority with respect to the defense, settlement, or compromise thereof. Should any Product become or, in Tellium's opinion, be likely to become, the subject of an injunction preventing its use as contemplated herein, Tellium shall either (1) procure for Extant the right to continue using such Product, (2) replace or modify such Product so that it becomes non-infringing without impairing the functionality of the Product in any respect.

     17.2 Tellium shall have no liability or obligation to Extant hereunder with respect to any patent, copyright or trade secret infringement or claim thereof solely to the extent such infringement or claim is based upon (i) modifications, alterations or enhancements of Products not created by or for Tellium or authorized by Tellium, or, (ii) the combination of the Products with software or other products not provided, approved or designated by Tellium.

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     17.3  The foregoing states the entire liability of Tellium with respect to infringement of patents, copyrights and trade secrets by the Products or any part thereof or by their operation.

18. Software License: Software furnished to Extant hereunder, for use in connection with the hardware, including the EMS option attached hereto at Schedule C, Table 5, is considered to be proprietary information of Tellium or Tellium's licensor. As such, title thereto shall remain with Tellium or its licensor, and its use and treatment by Extant shall be subject to the provisions of the Paragraph entitled "Proprietary Information" herein and Tellium's Software License Agreement attached hereto as Schedule F. All applicable rights to patents, copyrights, trademarks and trade secrets in the Software or, unless otherwise provided herein, any modification made at Extant's request are and shall remain in Tellium or Tellium's licensor. Unless otherwise provided in Tellium's product specific license, Tellium grants to Extant a fully paid-up, worldwide, nonexclusive license to use the Software solely in conjunction with, and for a term co-incident with the life of, the single processor Hardware upon which it is originally used and installed, except when Tellium recommends the replacement of the Products, Extant will be allowed to transfer the Software to the replacement unit at no additional cost. Notwithstanding anything to the contrary any new software development requested by Extant and performed by Tellium under a separate contract will become the property of Extant. Extant shall have the right to make two (2) copies for backup purposes only.

19. Dispute Resolution: If any claim, controversy or dispute between the parties, their agents, employees, officers, directors, or affiliates ("Dispute") cannot be settled through negotiation or mediation, it shall be resolved by arbitration conducted by a single arbitrator engaged in the practice of law, under the then current rules of the American Arbitration Association ("AAA"). The Federal Arbitration Act, 9 U.S.C. Secs. 1-16 shall govern the arbitrability of all Disputes. The arbitrator shall not have the authority to award punitive damages. All expedited procedures prescribed by the AAA rules shall apply. The arbitrator's decision and award shall be final and binding and judgment may be entered in any court having jurisdiction thereof. Each party shall bear its own costs and attorney's fees, and shall share equally in the fees and expenses of the arbitrator. The laws of the State of Colorado shall govern the construction and interpretation of this Agreement, and the arbitration shall occur in Colorado.

20. Remedies: The remedies stated in this Agreement are cumulative and are in addition to any other rights available in law or in equity.

21. Records and Audits: Tellium shall maintain complete and accurate records of all charges incurred by Extant under this Agreement, in accordance with generally accepted accounting principles, for a period of (***) from the date of termination, cancellation or expiration of this Agreement. Extant may inspect and keep copies of Tellium's records upon reasonable notice.

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22.  Notices:  Notices required under this Agreement shall be sent to the addresses of the parties stated below. Notice will be deemed given (1) as of the day they are deposited with an overnight courier, charges prepaid, return receipt requested, with a confirming telefax; or (2) as of the day of receipt if they are deposited in first class U.S. Mail, charges prepaid, return receipt requested; or (3) as of the day of receipt if they are hand delivered.

23. Advertising; Publicity: Neither party shall use the other party's names, marks, codes, drawings or specifications in any advertising, promotional efforts or publicity of any kind without the prior written permission of the other party.

24. Waivers: No waiver of any provision of this Agreement or any right or obligation of a party will be effective unless in writing, signed by the parties. The failure of either party to enforce a right shall not constitute a waiver.

25. Modifications or Amendments: No modification or amendment to this Agreement shall be effective unless made in writing and signed by the parties.

26. Succession and Assignment: This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and assigns. Neither party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party; provided, however, that if such assignment is in connection with
             --------- -------
(i) the acquisition of the assigning party by means of a merger, consolidation or other business combination, (ii) sale of all or substantially all of its assets or (iii) a transfer by the assigning party to a wholly-owned direct or indirect subsidiary, approval of the non-assigning party shall not be required.

27. Severability: Any term of this Agreement which is held to be invalid, illegal, unenforceable or void will in no way affect any other provision.

28. Entire Agreement: This Agreement and any Schedules constitute the entire agreement between the parties for the Products being provided. Any prior oral or written communications or agreements of the parties with respect to the Products not expressly set forth in this Agreement or any Schedule are of no force or effect. Any additional or inconsistent terms in any acknowledgment or acceptance of an Order, or any other document received from Tellium are of no effect.

29.  Termination:

     29.1 Either party may, upon written notice to the other party, terminate this Agreement in whole or in part, at its option, without penalty upon the occurrence of any of the following:

           (a) the other party breaches a material provision under this Agreement and such breach is not cured within (***) after receipt of written notice from the aggrieved party; or

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           (b) the other party commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeks the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing; or

           (c) the other party has an involuntary case or other proceeding commenced against it seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of (***), or an order for relief shall be entered against it; or

           (d) the other party violates any applicable law and the effect of such violation materially impairs the aggrieved party's ability to perform any of its material obligations or to receive any of its material benefits under this Agreement.

     29.2 Extant may, upon written notice to Tellium, terminate this Agreement in whole or in part, at its option, without penalty, upon the occurrence of any of the following:

           (a) if the delivery of an Order is not made within (***) of the scheduled delivery date therefor (after giving effect to adjustments if any, to the delivery schedule pursuant to Section 15 resulting from events of excusable delay) on (***) or more occasions within any (***) period;

           (b) if the delivery of an Order is not made within (***) after receipt of the Order (after giving effect to adjustments if any, to the delivery schedule pursuant to Section 15 resulting from events of excusable delay); or

           (c) if Extant does not obtain acceptable financing for the transaction as set forth in Section 8 of this Agreement.

     29.3 In the event Extant terminates this Agreement in accordance with this paragraph 29, Extant may at its option return to Tellium any Products which are the subject of the default, in which event Tellium shall refund to Extant, or to the extent such purchase was financed by Tellium shall extinguish the corresponding debt plus interest, all amounts paid to Tellium under this Agreement with regard to such Products and the installation thereof.

     29.4 Termination of this Agreement for any reason (i) will not relieve either party of any obligation which applies to it and which expressly or by implication survives termination and (ii) will not relieve either party of any obligations or liabilities for loss or damage to the other party arising out of or caused by such party's breach of this Agreement or other acts or omissions.

30. Taxes: The amounts to be paid by Extant under this Agreement do not include any state or local sales and use taxes, however designated, which may be levied or assessed on the Products or any component thereof, including, but not limited to, services. With respect to such taxes, Extant shall either furnish Tellium with an appropriate exemption certificate applicable thereto or pay to Tellium, upon presentation of invoices therefor, such amounts thereof as Tellium may by law be required to collect or pay. Extant shall have no obligation to Tellium with respect to other taxes, including, but not limited to, those relating to franchise, net or gross income or revenue, license, occupation, other real or personal property, and fees relating to importation of the Products. Extant shall pay no more than a reasonable and customary sales or use tax associated with any Products. Any duplicative sales or use taxes resulting from the intermediate delivery, storage or staging of Products by Tellium shall be the sole responsibility of Tellium. Each of Extant and Tellium shall cooperate and use best efforts to avoid or minimize all sales and use taxes imposed by any taxing authority in connection with the transaction contemplated by this Agreement.

31. Survival. Those provisions which by their terms are intended to survive the termination of this Agreement, including, but not limited to, Sections 10, 11, 16, 17, 19, 20, 21, 22, 27, 28 and 31 hereof, shall survive the termination of this Agreement for any reason.

32. Spare Parts (***). The parties agree to the plan for spare parts (***) set forth on Schedule G attached hereto.

33. Right of First Negotiation. If, during the term of this Agreement, Tellium is acquired by means of a merger, consolidation or other business combination, or sale of all or substantially all of its assets, Extant shall grant to such acquiring entity a (***) right of first negotiation during which such acquiring entity may contract with Extant to be the Prime Contractor for and the supplier of Extant's (***) equipment that may be required, provided that Extant shall not have entered into an agreement with a third party for (***) equipment.

           [The remainder of this page is intentionally left blank.]

The parties, intending to be legally bound, have caused this Agreement to be executed by their authorized representatives on the dates set forth below.


Extant: EXTANT, INC.                       Tellium: TELLIUM, INC.
______________________                     ______________________

_________________________________          _________________________________
(Authorized Signature)                     (Authorized Signature)

Larry McLernon                             Michael Hodges
_________________________________          _________________________________
(Print or Type Name of Signatory)          (Print or Type Name of Signatory)

Chief Executive Officer                    Chief Executive Officer
_________________________________          _________________________________
(Title)                                    (Title)

_________________________________          _________________________________
(Execution Date)                           (Execution Date)


Address for Purposes of Notification:      Address for Purposes of Notification:

Extant, Inc.                               Tellium, Inc.
2821 South Parker Rd.                      2 Crescent Place
Suite 700                                  P.O. Box 901
Aurora, CO 80014                           Oceanport, NJ 07757-0901
Attn:  Legal Department
                                           Tel:  732-923-4163
Tel: 303-256-6100                          Fax: 732-923-9805
Fax:303-256-6190

                         Schedule A -- Target Schedule

Total Deployment Target Schedule
--------------------------------------------------------------------------------
                                      1999     2000     2001      2002    2003
--------------------------------------------------------------------------------
Number of cities total                (***)    (***)    (***)     (***)   (***)
--------------------------------------------------------------------------------
Cities added per year                 (***)    (***)    (***)     (***)   (***)
--------------------------------------------------------------------------------

Product Deployment Target Schedule
--------------------------------------------------------------------------------
                                      1999     2000     2001      2002    2003
--------------------------------------------------------------------------------
Aurora 32 Quantity                    (***)    (***)    (***)     (***)   (***)
--------------------------------------------------------------------------------
Aurora 512 Quantity                   (***)    (***)    (***)     (***)   (***)
--------------------------------------------------------------------------------

1999 Detail Product
                               October      November     December       Total
--------------------------------------------------------------------------------
Aurora 32 Quantity             (***)        (***)        (***)          (***)
--------------------------------------------------------------------------------

2000 Detail Product
                               1Q00       2Q00      3Q00       4Q00      Total
--------------------------------------------------------------------------------
Aurora 32 Quantity             (***)     (***)      (***)      (***)     (***)
--------------------------------------------------------------------------------
Aurora 512 Quantity            (***)     (***)      (***)      (***)     (***)
--------------------------------------------------------------------------------

Note: Delivery dates are within the months specified for 1999 and the quarters specified for 2000, Deliveries in year 2001 and beyond are to be specified; Tellium provides standard delivery (***) ARO.

                  Schedule B - Equipment Purchase Order (Order in aggregate)
                                     See Attachment 1.

          SCHEDULE B - Spares Kit Purchase Order (order in aggregate)
                                               See Attachment 2.

                           Schedule C - Product Pricing

Table 1a: Aurora 32 Optical Cross-connect Configuration & Product Pricing


                                                                                     Quantity   Unit Price   Extended Price
---------------------------------------------------------------------------------------------------------------------------
Common Equipment                                                                                  (***)          (***)
---------------------------------------------------------------------------------------------------------------------------
Cross-connect Shelf Assembly                                                         (***)            (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
Cross-point Switch Unit                                                              (***)            (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
Nelwork Element Control processor module                                             (***)            (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
Blank Network Element Control processor module                                       (***)            (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
Alarm input/output control module,                                                   (***)            (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
Fiber Patch Panel                                                                    (***)            (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
Fan-Shelf Assembly                                                                   (***)            (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
Fuse and Alarm Panel                                                                 (***)            (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
System Software (Release 4.0) - See Note 1                                           (***)            (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
Cable Kit for 32X32 optical crossconnect                                             (***)            (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
                                                  Common Equipment Subtotal                                            (***)
---------------------------------------------------------------------------------------------------------------------------
Tranceivers (16 channel system)
---------------------------------------------------------------------------------------------------------------------------
Cross-connect Transceiver Unit (See Note 2)                                          (***)            (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
Cross-connect Blank Receiver Unit                                                    (***)            (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
                                                  Subtotal                                                             (***)
---------------------------------------------------------------------------------------------------------------------------
Transceivers (32 channel system)
---------------------------------------------------------------------------------------------------------------------------
Cross-connect Transceiver Unit (See Note 2)                                          (***)            (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
Cross-connect Blank Receiver Unit                                                    (***)            (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
                                                  Subtotal                                                             (***)
---------------------------------------------------------------------------------------------------------------------------
Network Element Total
---------------------------------------------------------------------------------------------------------------------------
                                             Total Price (16 channel system)         (***)                             (***)
---------------------------------------------------------------------------------------------------------------------------
                                             Total Price (32 channel system)         (***)                             (***)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Options - per Network Element
---------------------------------------------------------------------------------------------------------------------------
Rack for Aurora 32 optical crossconnect                                              (***)            (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
Engineer & Furnish (Pre-wired and Tested OXC)                                        (***)            (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
Installation (see Note 3)                                                                             (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
Aurora 32 1 x N Protection Software Release                                          (***)            (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
Aurora 32 Pre-stored Map Restoration Software Release                                (***)            (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
Future Software Releases (See Note 4)                                                                 (***)            (***)
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
Aurora 32 Spares
1) Aurora 32 Spares Kit (per CO)
---------------------------------------------------------------------------------------------------------------------------
Cross-Point switch Unit                                                              (***)            (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
Network Element Control processor module                                             (***)            (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
Alarm input/output control module                                                    (***)            (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
Fan Shelf Assembly                                                                   (***)            (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
Cross-Connect Transceiver Unit (Max)                                                 (***)            (***)            (***)
---------------------------------------------------------------------------------------------------------------------------
(minimum of (***), maximum of (***) transceivers per kit)                           Assumes a maximum of (***) units per CO

---------------------------------------------------------------------------------------------------------------------------
   Spares Kit Total (with (***) Transceivers per CO)                                                                   (***)
---------------------------------------------------------------------------------------------------------------------------
2) Aurora 32 Spares Maintenance Depot (SMD)
---------------------------------------------------------------------------------------------------------------------------
Spares (held at Extant Maintenance Depot                                             See details of recommended (***) in
                                                                                     Table 2

---------------------------------------------------------------------------------------------------------------------------

Note 1: The features included in Release 4.0 are listed separately in attachment "Schedule C - Table 1 b." Details associated with the Release 4.0 features are provided in Tellium's Aurora 32 TL1 Reference Manual, 92-XCTL1-032 Rev. A.

Note 2: The configurations shown are for an Aurora 32 equipped with (***) or (***) transceivers, each at the price indicated (***). For fewer than (***) transceivers, the Network Element cost is determined by adding the cost of transceivers to the cost of transceiver blanks. The number of transceiver blanks is determined by subtracting the number of transceivers from (***).

Note 3: Installation cost is determined after completion of Site Survey, and is dependent on whether the pre-wire option is chosen or equipment is assembled on site. See attached Labor Rates Tables or typical hourly costs.

Note 4: Future software features will be reviewed with Extant, feature prices to be negotiated.

     Table 1 b

Feature Description: Aurora 32 Release 4.0
-----------------------------------------------------------------------------
1.  Full Time Performance Monitoring
-----------------------------------------------------------------------------
2.  Intermediate Reach Multirate Inter-faces (OC-3, OC-1 2, OC-48)
-----------------------------------------------------------------------------
3.  Multicasting
-----------------------------------------------------------------------------
4.  Cross-Connect Database Upload and Download
-----------------------------------------------------------------------------
5.  Fabric Protection Switching (Equipment)
-----------------------------------------------------------------------------
6.  Automatic Protection Switching (1+1)
-----------------------------------------------------------------------------
7.  Fully; Redundant Switch Matrix
-----------------------------------------------------------------------------
8.  Strictly non blocking 32x32 matrix
-----------------------------------------------------------------------------
9.  Software Download (Warm Boot Non Service Affecting)
-----------------------------------------------------------------------------
10. Distributed Communications Clock Recovery on Backplane
-----------------------------------------------------------------------------
11. In service. upgrade from Dual 16 to full 32x32 switch matrix
-----------------------------------------------------------------------------
12. Protection Monitoring
-----------------------------------------------------------------------------
13. Performance Reporting
-----------------------------------------------------------------------------
14. Connection Verification - JO byte
-----------------------------------------------------------------------------

                                  Schedule C - Spares Pricing

Table 2a: Tellium Aurora 32 Equipment Spares Maintenance Depot 1999

Tellium recommends the following level of maintenance spare circuit packs and equipment, assuming Central Office Spares Kits have been purchased for each Central Office, and based on the number of network elements deployed.


------------------------------------------------------------------------------------------------------------------------------------
Aurora 32 - 1999 Spares Maintenance Depot                                                                        Unit     Extended
                                                                                                                 Price      Price
------------------------------------------------------------------------------------------------------------------------------------
                                                                        Number in service in    Number of spares
      Module                              Recommended Spares            the 1999 Network         for 1999 Network  Total    Total
------------------------------------------------------------------------------------------------------------------------------------
Cross-Point Switch Unit               (***) spare for (***) in service        (***)              (***)             (***)    (***)
------------------------------------------------------------------------------------------------------------------------------------
Element Control Module                (***) spare for (***) in service        (***)              (***)             (***)    (***)
------------------------------------------------------------------------------------------------------------------------------------
Alarm input/output control module     (***) spare for (***) in service        (***)              (***)             (***)    (***)
------------------------------------------------------------------------------------------------------------------------------------
Fan Shelf Assembly                    (***) spare for (***) in service        (***)              (***)             (***)    (***)
------------------------------------------------------------------------------------------------------------------------------------
Cross-Connect Transceiver Unit        (***) spare for (***) in service        (***)              (***)             (***)    (***)
------------------------------------------------------------------------------------------------------------------------------------
Rack                                                  none                                       (***)                      (***)
------------------------------------------------------------------------------------------------------------------------------------
Shelf Assembly                                        none                                       (***)                      (***)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  TOTAL     (***)
------------------------------------------------------------------------------------------------------------------------------------

Note: Assumes 9 Aurora 32 units, with average of 16 transceivers per Aurora 32, deployed in 1999.


Table 2b: Tellium Aurora 32 Equipment Spares Maintenance Depot 2000

====================================================================================================================================
Aurora 32 - 1999 Spares Maintenance Depot                                                                         Unit    Extended
                                                                                                                  Price     Price
------------------------------------------------------------------------------------------------------------------------------------
                                                                       Number in service in      Number of
       Module                           Recommended Spares              the 1999 Network       spares for 1999    Total     Total
                                                                                                 Network
------------------------------------------------------------------------------------------------------------------------------------
Cross-Point Switch Unit             (***) spare for (***) in service        (***)                 (***)           (***)     (***)
------------------------------------------------------------------------------------------------------------------------------------
Element Control Module              (***) spare for (***) in service        (***)                 (***)           (***)     (***)
------------------------------------------------------------------------------------------------------------------------------------
Alarm input/output control module   (***) spare for (***) in service        (***)                 (***)           (***)     (***)
------------------------------------------------------------------------------------------------------------------------------------
Fan Shelf Assembly                  (***) spare for (***) in service        (***)                 (***)           (***)     (***)
------------------------------------------------------------------------------------------------------------------------------------
Cross-Connect Transceiver Unit      (***) spare for (***) in service        (***)                 (***)           (***)     (***)
------------------------------------------------------------------------------------------------------------------------------------
Rack                                                none                                          (***)                     (***)
------------------------------------------------------------------------------------------------------------------------------------
Shelf Assembly                                      none                                          (***)                     (***)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                            TOTAL          (***)
--------------------------------------------------------------------------------
   Note: Assumes (***) Aurora 32 units, with average (***) transceivers per Aurora 32, deployed in 2000. Spares for the Maintenance Depot purchased in 1999 are included in the total shown in the year 2000 table.

   Separate spares for Aurora 512 network elements are to be provided at a later time, including recommended spares ratios.

                          Schedule C - Product Pricing

Table 3:  Aurora 512 Optical Cross-connect Configuration and Pricing

-------------------------------------------------------------------------------------------------------------------------------
                                                               Quantity                Unit Price             Extended Price
--------------------------------------------------------------------------------------------------------------------------------
Common Equipment                                                                         (***)                    (***)
--------------------------------------------------------------------------------------------------------------------------------
I/O Shelf - 256                                                 (***)            (***)                    (***)
--------------------------------------------------------------------------------------------------------------------------------
I/O Shelf - 512                                                 (***)            (***)                    (***)
--------------------------------------------------------------------------------------------------------------------------------
I/O Bay - 256                                                   (***)            (***)                    (***)
--------------------------------------------------------------------------------------------------------------------------------
I/O Bay - 512                                                   (***)            (***)                    (***)
--------------------------------------------------------------------------------------------------------------------------------
Switch Shelf - 256                                              (***)            (***)                    (***)
--------------------------------------------------------------------------------------------------------------------------------
Switch Shelf - 512                                              (***)            (***)                    (***)
--------------------------------------------------------------------------------------------------------------------------------
Switch Bay - 256                                                (***)            (***)                    (***)
--------------------------------------------------------------------------------------------------------------------------------
Switch Bay - 512                                                (***)            (***)                    (***)
--------------------------------------------------------------------------------------------------------------------------------
Software System (Release 1.0)                                   (***)            (***)                    (***)
---------------------------------------------------------------------------------------------------------------------------------
         Common Equipment Subtotal - 256                                                                  (***)
---------------------------------------------------------------------------------------------------------------------------------
         Common Equipment Subtotal - 512                                                                  (***)
---------------------------------------------------------------------------------------------------------------------------------
Transceivers (256 channel system)
--------------------------------------------------------------------------------------------------------------------------------
Cross-Connect OC-48 Transceiver Unit                            (***)            (***)                    (***)
   (See Note 1)
--------------------------------------------------------------------------------------------------------------------------------
         Subtotal                                                                                         (***)
--------------------------------------------------------------------------------------------------------------------------------
Transceivers (512 channel system)
--------------------------------------------------------------------------------------------------------------------------------
Cross-Connect OC-48 Transceiver Unit                            (***)            (***)                    (***)
   (See Note 1)
--------------------------------------------------------------------------------------------------------------------------------
         Subtotal                                                                                         (***)
--------------------------------------------------------------------------------------------------------------------------------
Network Element Total
--------------------------------------------------------------------------------------------------------------------------------
         Total Price (256 channel system)                       (***)                                     (***)
--------------------------------------------------------------------------------------------------------------------------------
         Total Price (512 channel system)                       (***)                                     (***)
--------------------------------------------------------------------------------------------------------------------------------
Options (per Network Element)
--------------------------------------------------------------------------------------------------------------------------------
Rack for Aurora 512 optical crossconnect                        (***)            (***)                    (***)
--------------------------------------------------------------------------------------------------------------------------------
Engineer & Furnish (Pre-wired and tested OXC)                   (***)            (***)                    (***)
--------------------------------------------------------------------------------------------------------------------------------
BLSR - Ring Restoration Software Upgrade                        (***)            (***)                    (***)
--------------------------------------------------------------------------------------------------------------------------------
Mesh Restoration Software Upgrade                               (***)            (***)                    (***)
--------------------------------------------------------------------------------------------------------------------------------
Installation (see Note 2)                                                        (***)                    (***)
--------------------------------------------------------------------------------------------------------------------------------
Future Software Releases (see Note 3)                                            (***)                    (***)
--------------------------------------------------------------------------------------------------------------------------------

Note 1: The configuration shown is for an Aurora 512 equipped with (***) or (***) transceivers, each at the price indicated (***) with Release (***) software.

Note 2: Installation cost is determined after completion of Site Survey, and is dependent on whether the prewire option is chosen or equipment is assembled on site. See attached Labor Rates Tables for typical hourly costs.

Note 3: Future software features will be reviewed with Extant; feature prices to be negotiated. Additional pricing for services, spares and training (similar to those provided in tables 1, 2, and 4) are to be provided in future attachments to the agreement.

                          Schedule C - Product Pricing


Table 4:  Tellium Customer Services

---------------------------------------------------------------------------------------------------------------------
Customer Services
---------------------------------------------------------------------------------------------------------------------
Repair and Return under Warranty                                    (***)                           (***)
----------------------------------------------------------------------------------------------------------------------
Technical Support                                                              See Note 1 below
----------------------------------------------------------------------------------------------------------------------
Software Maintenance                                                           See Note 2 below
----------------------------------------------------------------------------------------------------------------------
Documentation Manuals                         (***)                 (***) each                      (***) Set of (***)
----------------------------------------------------------------------------------------------------------------------
TRAINING
----------------------------------------------------------------------------------------------------------------------
                                                        Tellium Course Pricing:
Training (See course list in separate                   - Courses are offered at Tellium training facility: (***)
 attachment):  Prices are valid for                     (***) - including (***)
 classes of a minimum of (***) students                 - Courses are offered at Customer facility: (***)
 and a maximum of  (***) students                       - including (***)

----------------------------------------------------------------------------------------------------------------------

Note 1: (***) at (***) during the (***). Should an occasion occur where the problem is resolved through on-site visit to the customer location and it is determined not to be a fault of the Tellium equipment or associated software, Tellium may bill the customer for Tellium's time and expenses at the applicable labor rate indicated in the attached Labor Rates Table. The initial on-line telephone assistance is free of charge.

Note 2: Tellium requires a Software Maintenance agreement (detailed Software License Agreement is a separate attachment to this agreement). The cost of the maintenance contract will be calculated based on 15 percent of the total software fees associated with the software resident on the Aurora 32 and Aurora 512 Network Elements (including software options purchased).

Note 3: Tellium offers (***) of documentation free of charge for each optical cross-connect unit purchased. The documentation is sent in the same shipment as the equipment. Pricing for documentation shown above is for additional documentation sets if needed.

Note 4: Tellium offers (***) seats (one seat is equivalent to (***) trainee attending (***) course) (***) for each (***) purchased (based on purchase order value), up to a total of (***) seats.

Note 5: Tellium agrees to supply the Customer (***) complete (***) of training modules and/or manuals for the Tellium Products described herein. At the option of the Customer, Tellium may provide any necessary assistance to allow the Customer to conduct a training program of its own should the Customer enter into an agreement to purchase said Products.

                       Schedule C - EMS and CIWS Pricing

Table 5:  Tellium Global Element Management System Pricing


 ------------------------------------------------------------------------------------------------------------
                                                    (***)                                COMMENT
--------------------------------------------------------------------------------------------------------------
Initial Equipment Release                           (***)                                  (***)
----------------------------------------------------------------------------------------------------------------
Initial Software Release                            (***)                       Supports up to (***) Network
                                                                                          Elements
----------------------------------------------------------------------------------------------------------------

Upgrade for each 50 Nes
----------------------------------------------------------------------------------------------------------------
Growth Equipment                                    (***)                                  (***)
----------------------------------------------------------------------------------------------------------------
Growth Software                                     (***)
----------------------------------------------------------------------------------------------------------------


Note 1: (***): it is Tellium's assumption that Extant may buy hardware for the EMS directly from equipment providers; should Extant choose to purchase hardware for the EMS from Tellium, (***) will (***) the (***) to (***).

Table 6:  Tellium Craft Interface Workstation (CIWS) Pricing

----------------------------------------------------------------------------------------------------------------
                                                           (***)                           COMMENT
----------------------------------------------------------------------------------------------------------------
Software License                                           (***)                  Supports up to (***) users
----------------------------------------------------------------------------------------------------------------

Note 1: It is Tellium's assumption that Extant may already possess or buy hardware for the CIWS (laptop, PC, Workstation) directly from equipment providers.

Note 2: The CIWS Software License enables the Customer to support up to (***) users on as (***) computers (laptop, PC, Workstation (***). Memory and processing capabilities of computer platform must at least meet the minimum requirements to support the CIWS software.

             SCHEDULE C - Aurora 32 Training & Documentation

Tellium provides training to customers covering all of the necessary topics, as agreed upon, for the installation, operation and maintenance of our equipment including both hardware and software systems.

Currently, centralized training is offered at our Oceanport, New Jersey location. Tellium will provide instructors and the necessary instructional material in our standard format to train Customer personnel, (including personnel of Customer affiliated companies) in the installation, planning and practices, operation, maintenance, and trouble shooting / repair of Tellium products purchased or evaluated by the Customer. These classes will be conducted at reasonable intervals and at locations as agreed upon by Tellium and the Customer, At the option of the Customer, Tellium agrees to supply the Customer with training modules and/or manuals and any necessary assistance to allow the Customer to conduct a training program of it's own should the Customer enter into an agreement to purchase said products.

Custom "suit cased" courses will be offered as customer requirements are known. Suit case classes can only be provided at locations where equipment is available for "hands on" training.

The following is a list of training courses that are offered:

Course         #Title                        Duration

OXPF           Optical Cross-Connect Product Family Overview


               The course provides an overview of the evolution of the Aurora Optical Cross-Connect product line. This course covers the basic engineering principles that are to be considered when deploying all OXCs and specific network design parameters that should be evaluated. The current schedule for availability of product hardware and software features will be discussed in detail. This course is incorporated into OXC 32-1 and OXC 322.

OXC 32-1       Aurora 32 Optical Cross-Connect
               Product Engineering & Applications Course  2 days

               This course will provide details on the engineering guidelines of the Aurora 32 OXC. Bay layout and engineering details for all interface connections will be covered. The functionality of all modules will be reviewed. Discussions of various applications for the cross-connect are to be addressed and comparisons made to other possible technology implementations. In addition we will provide an overview of network architectures that provide protection and restoration using the Optical Cross-connect.

OXC 32-2       Aurora 32 Optical Cross-Connect
               Installation, Operation, Software Provisioning and
               Maintenance Course                                     3 days

               This course will detail all of the installation activities and engineering considerations that are to be addressed for deployment of an Aurora OXC. The course will detail the installation and test procedures for turning up the equipment and all circuit-packs, An overview of system administration and operations support for different configurations will be provided. Details of cabling, power requirements, HVAC and space demands will be covered. All software features and functions will be reviewed. There will be a special focus given to the provisioning of and removal of actual cross-connects, both on a point-to-point and point-to-multi-point basis.

Courses for Aurora 512 products are still under development, following the general format and structure listed above for the Aurora 32 products.

Course Notes:

1. In order to facilitate the required 50% "hands-on" time required for each class, courses are typically offered to a class with a minimum of 5 and a maximum of 10 students.
2. Currently, course material is provided in a text format on paper or soft copy. Other media such as audio or video may be developed as required.

                        SCHEDULE C - Labor Rate Tables

                 HOURLY ON TELLIUM PREMISE LABOR RATE SCHEDULE

-------------------------------------------------------------------------------------------------
Local Labor Category                   Hourly Rate 40 Hours             Hourly Rate Beyond 40
                                       Includes Per Diem                Hours
-------------------------------------------------------------------------------------------------
CAD Operator                           (***)                            (***)
-------------------------------------------------------------------------------------------------
Engineering services                   (***)                            (***)
-------------------------------------------------------------------------------------------------


                             FIELD (Customer Site)
                          HOURLY LABOR RATE SCHEDULE
                                    ((***))

---------------------------------------------------------------------------------------------------------
           Local Labor Category                 Hourly Rate 40 Hours            Hourly Rate Beyond 40
                                                                                Hours
---------------------------------------------------------------------------------------------------------
Installer 1                                 (***)                           (***)
---------------------------------------------------------------------------------------------------------
Installer 11                                (***)                           (***)
---------------------------------------------------------------------------------------------------------
CAD Operator                                (***)                           (***)
---------------------------------------------------------------------------------------------------------
Customer Service Engineer                   (***)                           (***)
---------------------------------------------------------------------------------------------------------
Test Technician                             (***)                           (***)
---------------------------------------------------------------------------------------------------------
Field En-gineer                             (***)                           (***)
---------------------------------------------------------------------------------------------------------
Detail Engineer                             (***)                           (***)
---------------------------------------------------------------------------------------------------------
Project Manager                             (***)                           (***)
---------------------------------------------------------------------------------------------------------
Senior Consultant                           (***)                           (***)
---------------------------------------------------------------------------------------------------------

Note 1: In the event the federal Cost of Living Index exceeds (***) in any calendar year within the term of the contract, both parties agree to negotiate in good faith a Cost of Living rate adjustment.

Note 2: The Per Diem rate of (***) per day will be charged where applicable, except for in higher cost of living major metropolitan areas, as defined to be High Rate per the General Services Administration 1998 Federal Per Diem Rates, The Per Diem includes meals, lodging and local transportation (rental auto, taxi, bus, train, metro, etc.), Per Diem could be higher in higher-cost major metropolitan areas ((***)), Per Diem does not include travel to and from customer site.

Note 3: Per Diem shall apply in the event a Local employee is required to stay overnight in a work location which exceeds 60 miles from home of residence. Mileage is to be determined using Rand McNally maps.

Note 4: Personal mileage when working over (***) miles from the base location shall be billed at (***). Mileage to be determined using Rand McNally maps.

Note 5: Travel expenses to and from the client site for the purpose of general business meetings is not reimbursed by the client.

Note 6: For products not covered under the Warranty a minimum of (***) hours will be billed for work done in the field ((***)). Extant (***) be billed for travel time to customer site.

                   SCHEDULE C - Customer Service Attachment

Technical Support Services
---------------------------
Ongoing technical support and emergency problem resolution will be available on a (***). Tellium supplies technical assistance support services from its Oceanport, NJ facility.

With regards to response times, Tellium recognizes that each customer has their own goals and objectives as well as methods of operation. Due to this, Tellium has adopted the policy that specific response times for technical on-site assistance will be defined to meet each individual customer's needs. Based upon this, Tellium will adopt a program designed specifically to meet Extant's requirements. We look forward to working with Extant to design this type of support program. Tellium's (***) technical support telephone service provides customers communications with Tellium technical support personnel (***) of the initial call from the customer to the help line at 1-888-TELLIUM (1-888-835-
5486).

     ------------------------------------------------------------------------------------------------
     Level of Outage                                        Technical Support
     ------------------------------------------------------------------------------------------------
     Out-of-Service                                         Tellium provides (***) technical support
                                                            within (***); Tellium will attempt to
     (Failure causes service outage)                        provide assistance (***).


     ------------------------------------------------------------------------------------------------
     Service Impaired                                       (***) technical support provided within
                                                            (***).
     (System is operational, but Quality of service is
     compromised; e.g. performance monitoring
     software is malfunctioning)
     ------------------------------------------------------------------------------------------------
     Non-service affecting                                  (***) technical support is Scheduled

     ------------------------------------------------------------------------------------------------

Documentation Plan
------------------
Tellium understands that comprehensive documentation is essential to the customer's internal operation and support functions. Tellium will supply complete documentation sets for all of its products as said product is shipped.

The Tellium documentation format is designed to be user friendly. Whether utilizing the manual for engineering and network design, installation, testing, operation procedures or troubleshooting, the Tellium product manual is precise and easy to follow. Tellium welcomes all customer input to insure that the documentation provided meets the customer needs.

Tellium will update equipment manuals with each new release of the documentation. To make sure that our customers receive these updates as soon as possible, each manual shipped will be registered in a customer data base to ensure that updates and revisions are sent out as soon as possible. Registration cards will be provided with each shipped manual to insure that the end "owner" of the manual in question receives the current updates. This will ensure that the end recipient of a manual will always have up to date documentation when bulk shipments occur. This registration database will be maintained for the life of the product.

Material Spares Plan
--------------------
Tellium understands the need for a comprehensive plan that provides for spare materials to be readily available to support failed products. This plan must take into account geographical territory covered, numbers of items to be spared, reliability factors of the items spared, required response times to replace failed material and the cost associated with these items. Tellium will provide spare materials as requested by customers however, a detailed program on spares will need to be set-up and mutually agreed upon once the network configurations are known. Tellium recommends two types of spares plans, spares per CO and spares at Maintenance Depots. Pricing for both recommended spares plans is indicated in the price charts enclosed (see Schedule C Tables la., and 2a., and 2b.).

Tellium Repair and-Return Policy
--------------------------------

     The Aurora 32 and Aurora 512 optical cross-connects are equipped with field replaceable modules. Tellium's routine or non-emergency repair & returns policy is to repair or replace a defective module within (***) from receipt. If products returned to Tellium are determined to be beyond repair, Tellium shall so notify customer of the need to replace such product.

     Tellium provides a standard emergency repair and return service within (***), or, whenever possible, ships replacement parts within (***). Tellium can maintain a (***) for (***) (see Spares plan) to enable (***) if distance permits), once negotiated with the customer.

The Tellium routine Repair and Return service is managed via a return authorization process. This process is as follows:

     . When a module is suspected as being defective (hardware or software), the customer calls Tellium's Customer Service number.
     . If it is determined that the module is indeed defective, the customer is issued a Return Authorization Number for tracking and shipping to Tellium. Customer is responsible for shipping expenses to Tellium.
     . The defective module will then be repaired or replaced and returned to the customer. Tellium is responsible for shipping expenses back to the customer.
     . Repair of module(s) still under warranty is (***) unless it is determined that the defect was caused by (***).
     . Repair of module(s) not covered under warranty will be charged at the rate of (***). If repaired cost is greater than (***) of individual module cost, module will be replaced rather than repaired. Tellium to notify Extant prior to replacement of modules. Customer will be invoiced at the then agreed upon charge.

                         SCHEDULE D -- FORM OF WARRANT

THE SALE AND ISSUANCE OF THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES AND SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION OR (II) THERE IS AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION THEREFROM IS AVAILABLE AND THAT SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION.

No. W-COMM - ________         Warrant to Purchase up to 1,742,000 Shares of
                              Common Stock (subject to adjustment)

                       WARRANT TO PURCHASE COMMON STOCK

                                      of

                                 TELLIUM, INC.
                         Void after September 20, 2005
     (subject to earlier termination in accordance with the terms hereof)

     This certifies that, for value received, EXTANT, INC., or its registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from TELLIUM, INC., a Delaware corporation (the "Company"), up to 1,742,000 shares of the voting Common Stock, $.001 par value per share ("Common Stock"), of the Company, as constituted on the date hereof (the "Warrant Issue Date"), upon surrender hereof, at the principal office of the Company referred to below, with the subscription form attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The number, character and Exercise Price of such shares of Common Stock are subject to adjustment as provided below. The shares of Common Stock exercisable hereunder are subject to vesting as provided below.

     This Warrant is issued in connection with the transactions described in that certain Purchase Agreement, dated as of September 21, 1999, between the Company and the Holder (the "Purchase Agreement"). The Holder of this Warrant shall be entitled to certain rights and privileges, and subject to certain obligations set forth in the Purchase Agreement. This Warrant is the "Warrant" described in the Purchase Agreement.

1. Term of Warrant. Subject to the terms and conditions set forth herein and except as provided below, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending on 5:00 p.m., Eastern Standard Time, on September 20, 2005, and shall be void thereafter.

2. Exercise Price. The exercise price (the "Exercise Price") at which this Warrant may be exercised shall be equal to $9.15 per share. The Exercise Price shall be subject to adjustment as provided below.

3.   Exercise of Warrant.

     (a) The purchase rights represented by this Warrant, as to shares which have vested pursuant to the vesting schedule attached hereto as Annex 1 (the "Vesting Schedule"), are exercisable by the Holder in whole or in part at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise attached as Annex I hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash payable to the Company, (ii) by wire transfer of immediately available funds, (iii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iv) by some combination of (i), (ii) and (iii), in each case, of the purchase price of the shares to be purchased.

     (b) This Warrant shall be deemed to have been exercised immediately as of the close of and time of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of such date and time. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver a certificate or certificates for the number of shares issuable upon such exercise to the person or persons entitled to receive the same. In the event that this Warrant is exercised in part, the Company at its expense shall execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

     (c) Notwithstanding any provisions herein to the contrary, if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion hereof being cancelled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:


                                  X = Y(A-B)
                                      ------
                                         A

Where     X =  the number of shares of Common Stock to be issued to the Holder;

          Y = the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the number of shares of Common Stock purchasable in respect of the portion hereof being cancelled (at the date of such calculation);

          A = the fair market value of one share of the Company's Common Stock (at the date of such calculation); and

          B =  Exercise Price (as adjusted to the date of such calculation).

For purposes of the above calculation, fair market value of one share of Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that if a public market for the Common Stock exists at the
--------  -------
time of such exercise, the fair market value per share shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Eastern Edition of The Wall Street Journal for the five trading days prior
                       --- ---- ------ -------
to the date of determination of fair market value. Notwithstanding the foregoing, in the event this Warrant is exercised in connection with the Company's initial public offering of Common Stock, the fair market value per share shall be the per share offering price to the public of the Company's initial public offering. For purposes of Rule 144 under the Securities Act, 17 CFR (S)230.144, the Company and the Holder agree that the exercise of this Warrant in accordance with this Section 3(c) shall be deemed to be a conversion of such portion of the Warrant, pursuant to the terms hereof, into Common Stock.

4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the fair market value of a share (as determined in good faith by the Board of Directors of the Company) multiplied by such fraction.

5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

6. Rights of Stockholders. Subject to Sections 9 and 11 of this Warrant, until this Warrant shall have been exercised as provided herein, the Holder, as such, shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise.

7.   Transfer of Warrant.

     (a) Warrant Register. The Company shall maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

     (b) Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

     (c) Transferability and Nonnegotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company) and any shareholders agreement to which the transferor is a party. Subject to the provisions of this Warrant with respect to compliance with the Securities Act of 1933, as amended (the "Act"), title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form attached as Annex II hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

     (d) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

     (e) Compliance with Securities Laws. The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

     (f) Stockholder Agreement. This Warrant, and the shares of Common Stock to be issued upon exercise hereof, shall be deemed to be "Shares" restricted by the Stockholders Agreement dated as of February 11, 1999 (the "Stockholders Agreement") among the Company and certain stockholders of the Company. In connection with any exercise of this Warrant, any Holder hereof shall execute a "Joinder Agreement" and become a party to such Stockholders Agreement.

8. Reservation of Stock. The Company covenants that throughout the period during which this Warrant is exercisable, the Company shall reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, shall take all steps necessary to amend its Certificate of Incorporation (the "Certificate") to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, encumbrances, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

9.   Notices.

     (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed by first-class mail, postage prepaid, return receipt requested, to the Holder of this Warrant.

     (b)  In the event:

          (i) that the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

          (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

          (iii) of any voluntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified.

     (c) In the event that a registration statement (other than on Form S-4 or S-8) is filed with the Securities and Exchange Commission with respect to the Company's Common Stock, the Company shall mail or cause to be mailed to the Holder or Holders a notice specifying the expected effective date of such registration statement. Such notice shall be mailed at least 30 days prior to the expected effective date of such registration statement.

     (d) All such notices, advice and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing.

10.  Amendments.

     (a) Any term of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this
Section 10 shall be binding upon the Holder of this Warrant, each future holder of this Warrant, and the Company.

     (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of, or exception to, any such term, condition or provision.

11. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

     11.1. Merger, Sale of Assets, etc. If at any time while this Warrant or any portion hereof is outstanding and unexpired, there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity or a merger (including a reverse triangular merger) in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of all or substantially all of the Company's properties and assets, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, consolidation, merger, sale or transfer, all subject to further adjustment as provided in this Section 11. The foregoing provisions of this Section 11.1 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

     11.2. Reclassification, etc. If the Company, at any time while this Warrant or any portion hereof remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 11.

     11.3. Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant or any portion hereof remains outstanding and unexpired, shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased, and the number of shares of such securities for which this Warrant may be exercised shall be proportionately increased, in the case of a split or subdivision, or the Exercise Price for such securities shall be proportionately increased and the number of shares of such securities for which this Warrant may be exercised shall be proportionately decreased, in the case of a combination.

     11.4. Adjustments for Dividends in Stock or Other Securities or Property. If at any time while this Warrant or any portion hereof remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 11.

     11.5. Adjustments for Dilutive Issuances. The Company acknowledges that if it were to issue any Common Stock or other class of capital stock of the Company ("Shares") for a consideration that is less than the Exercise Price per Share on the date of issuance, or if it were to grant any rights to subscribe for or purchase, or any options for the purchase of, Shares or any other securities convertible into or exchangeable for Shares, and the total consideration payable for the Shares issuable upon the exercise of the rights or options or upon conversion or exchange of the convertible securities is less than the Exercise Price per Share (all of the foregoing being referred to as a "Dilutive Issuance"), the effect would be to dilute the interest in the Company that the Company and Holder intend that Holder be able to purchase upon exercise of this Warrant. Accordingly, the Company covenants and agrees that it shall not make any Dilutive Issuance (except pursuant to a Qualifying Stock Option Plan, as the term is defined in Section 11.5(iii) below) without giving prior written notice of the Dilutive Issuance to the Holder.

            (i) Upon any Dilutive Issuance, the number of Warrant Shares (as defined below) issuable pursuant to this Warrant, and the Exercise Price per Warrant Share, shall be adjusted pursuant to Section 11.5(ii) below. If there is any other issuance which has a similar effect on the Holder as that of Dilutive Issuance, then appropriate amendment shall be made to the provisions of this Warrant so as to protect the Holder from dilution in a manner consistent with this Section 11.5.

               (ii)  The number of Warrant Shares shall be adjusted as follows:

                     (A) The number of Warrant Shares issuable pursuant to this Warrant shall be adjusted to be equal to the product obtained by multiplying the number of Warrant Shares issuable pursuant to this Warrant immediately before the sale by a fraction, the numerator of which shall be the product of (x) the total number of Shares outstanding on a fully diluted basis immediately after the issuance or sale, multiplied by (y) the Exercise Price per Share immediately before the issuance or sale, and the denominator of which shall be the sum of
(i) the total number of Shares outstanding on a fully diluted basis immediately before the issuance or sale, multiplied by the Exercise Price per Share immediately before the issuance or sale, plus (ii) the total amount of the consideration received by the Company upon the issuance or sale, and

                     (B) The Exercise Price per Warrant Share shall be adjusted so that the total Exercise Price payable upon the exercise of this Warrant for all Warrant Shares issuable pursuant to this Warrant immediately before the sale shall be equal to the total Exercise Price payable upon the exercise of this Warrant for all Warrant Shares issuable pursuant to this Warrant after giving effect to the adjustment in Section 11.5(ii)(A) above.

For the purposes of this Section 11.5(ii), all Warrant Shares that may ultimately become issuable pursuant to this Warrant shall be deemed issuable immediately before the date of the sale.

               (iii) This Section 11.5 shall not apply to any grants, issuance or sales of Shares or options to purchase the Shares to employees of the Company pursuant to a stock option, stock purchase or similar plan in existence as of the date of this Warrant or adopted after the date of this Warrant, provided that under the Company's stock option plan the Company is not authorized to issue in the aggregate more than fifteen percent (15%) of the issued and outstanding Shares on a fully diluted basis after exercise, including exercise of this Warrant as to all Warrant Shares for which it may be or become exercisable (such a stock option or stock purchase plan is referred to as a "Qualifying Stock Option Plan").

        11.6. Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 11, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

        11.7. No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this
Section 11 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

12.     General.

        12.1. Governing Law. This Warrant shall be governed by and construed according to the laws of the State of New Jersey (excluding the choice of law rules thereof).

        12.2. Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to either party upon any breach or default under this Warrant, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of either party of any breach or default under this Warrant, or any waiver on the part of either party of any provisions or conditions of this Warrant, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant or by law or otherwise afforded to either of the parties, shall be cumulative and not alternative.

        12.3. References. Unless the context otherwise requires, any reference to a "Section" refers to a section of this Warrant.

        12.4. Captions. Captions of sections have been added only for convenience and shall not be deemed to be a part of this Warrant.

IN WITNESS WHEREOF, TELLIUM, INC. has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: September 21, 1999

                                   TELLIUM, INC.



                                   By: ________________________________
                                        Name:
                                        Title:

                                                                         ANNEX I
                                                                         -------

                               VESTING SCHEDULE

          (***) of the shares subject to the Warrant (the "Warrant Shares") shall irrevocably vest immediately upon execution and delivery of the Purchase Agreement by Extant, provided that Extant shall have obtained financing pursuant to Section 8 of the Purchase Agreement for the purchase of at least (***) of Products from Tellium. (***) of the Warrant Shares shall irrevocably vest upon delivery of an order by Extant and acceptance thereof by Tellium for at least (***) (such order to be coincident with signed Purchase Agreement and to include (***) already in Extant's possession for testing), and an additional (***) of the Warrant Shares shall irrevocably vest upon payment therefor. (***) of the Warrant Shares shall irrevocably vest on delivery of (***) orders by Extant and acceptance thereof by Tellium for at least (***) in the aggregate, and an additional (***) on payment therefor.

          The remaining Warrant Shares shall irrevocably vest at a rate of (***) or each (***) of products and services (including, without limitation, the (***) referenced above) delivered under the Purchase Agreement and acceptance and payment therefor by Extant, provided that, subject to the terms of this vesting schedule, Extant purchases at least (***) of products and services during the (***) anniversary years (as defined below) during which the Warrant is outstanding; provided, further, that such (***) purchase requirement shall not apply to (***). Notwithstanding the foregoing, if Extant pays any (***) with respect to any Purchase Agreement products to any contractor other than Tellium, such (***) shall be excluded in calculating whether Extant has accepted and paid for any (***) increment of products and services for purposes of determining the vesting of Warrant Shares. The Warrant Shares shall irrevocably vest with respect to each such (***) of products and services on the date upon which Extant completes payment for such (***) of products and services, and not at the end of the anniversary year during which such payment is made. Notwithstanding the foregoing, in the event that Extant fails to purchase at least (***) of products and services during any such anniversary year, (i) the vesting of previously vested Warrant Shares shall be unaffected, and (ii) Warrant Shares shall continue to irrevocably vest at the rate of (***) for each (***) of products and services purchased by Extant pursuant to the Purchase Agreement, so long as the quotient obtained by dividing (a) the aggregate amount purchased by Extant for products and services under the Purchase Agreement during such year and each prior year during the term of this Warrant (collectively, the "Completed Years") by (b) the Completed Years, is equal to or in excess of (***). For purposes of this vesting schedule, the term "anniversary year" is based on the effective date of the Purchase Agreement.

          Example 1: If Extant purchases products and services during anniversary years (***) equal to (***), (***), (***),(***) and (***), respectively, the following vesting would result: (***) of the Warrant Shares would irrevocably vest during Year (***) because (***) of purchases had been made by that date; the Warrant Shares would continue to be eligible to vest through Year (***) even though an additional (***) had not been purchased, because the average of Years

(***) through (***) is (***); no Warrant Shares would vest in Year (***) even though the average purchases of Years (***) through (***) is (***) because an additional (***) of purchases would not have been made by such date; however, the Warrant Shares would still be eligible to vest at a later date; (***) would vest during Year (***) (because the average of Years (***) through (***) is (***) and because a total of (***) of purchases would have been made); and (***) would vest during Year (***) (because the average of Years (***) through (***) is (***) and because a total of (***) of purchases would have been made). However, if Extant purchased (***) in Year (***) of this example rather than (***), the Warrant Shares would cease vesting at the end of Year (***) because the average purchases during years (***) through (***) would be (***) and only (***) of purchases would have been made by such date; the (***) that vested during Year (***) would be unaffected.

          Example 2: If Extant purchases products and services in anniversary years (***) through (***) equal to (***), (***), (***), (***) and (***), respectively, the following vesting schedule would result: No Warrant Shares would vest in Year (***) (because purchases were less than (***)); (***) would vest in Year (***) (because the average for Years (***) and (***) is (***) and a total of (***) in purchases would have been made); (***) would vest in Year (***) (because less than an additional (***) in purchases were made after the last vesting of Warrant Shares and the average of Years (***) through (***) is (***)); (***) would vest in Year (***) (because the average for Years (***) through (***) is (***) and an aggregate of (***) in purchases would have been made ((***)-(***)=(***))); and (***) would vest in Year (***) (because the average for Years (***) through (***)is (***) and an aggregate of (***) in purchases would have been made).

                                                                        ANNEX II
                                                                        --------

                              NOTICE OF EXERCISE

To: TELLIUM, INC.

          (1) The undersigned hereby irrevocably elects to purchase _____ shares of Common Stock of TELLIUM, INC., pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

          (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned shall not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

          (3) Please issue a certificate or certificates representing said shares of Common Stock, and pay any cash for any fractional share to:


          Name                  Address               No. Shares
          ----                  -------               ----------



          (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned and/or, if the undersigned has completed an Assignment Form in the form of Annex II to this Warrant, in such other names and amounts as is specified in such Assignment Form.

Dated: _____________________    Holder: _____________________________


                                By: _________________________________
                                     Name:
                                     Title:

                                                                       ANNEX III
                                                                       ---------

                                ASSIGNMENT FORM

     FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

     Name of Assignee              Address              No. of Shares
     ----------------              -------              ------------



and does hereby irrevocably constitute and appoint Attorney ___________________ to make such transfer on the books of TELLIUM, INC. maintained for such purpose, with full power of substitution in the premises.

     The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that the Assignee shall not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.


Dated: _____________________    Holder: _____________________________


                                By: ________________________________
                                      Name:
                                      Title:

Note: Redacted portions have been marked with (***). The redacted portions are subject to a request for confidential treatment that has been filed with the Securities and Exchange Commission.


                                 TELLIUM, INC.
                              Two Crescent Place
                         Oceanport, New Jersey  07757



December __, 1999


Extant, Inc.
2821 South Parker Road
Suite 700
Aurora, Colorado  80014

Ladies and Gentlemen:

     Reference is made to the Warrant to purchase 1,742,000 shares of common stock, par value $.001 per share, of Tellium, Inc. issued to Extant, Inc. (the "Warrant") pursuant to a purchase agreement dated September 21, 1999, as previously amended. The parties hereto hereby agree that the Vesting Schedule of the Warrant attached thereto as Annex I is hereby amended by amending and restating the third sentence of the first paragraph of such Vesting Schedule to read as set forth below:

       "(***) of the Warrant Shares shall (***) of (***) by Extant and (***) by Tellium for (***)."

     Except as amended in this letter, the Warrant is hereby ratified and confirmed in all respects.

                                 Very truly yours,

                                 TELLIUM, INC.


                                 By:  /s/  Michael J. Losch
                                    --------------------------------
                                 Name:  Michael J. Losch
                                 Title: CFO, Secretary

                                 Agreed:

                                 EXTANT, INC.


                                 By:  /s/  Larry E. Wolfe
                                    ---------------------------------
                                 Name:  Larry E. Wolfe
                                 Title: CFO

                                  SCHEDULE E

                               Joinder Agreement

     This Stockholders Joinder Agreement (the "Agreement") is made as of September 21, 1999, by and between EXTANT, INC., a Delaware corporation (the "Stockholder"), and Tellium, Inc., a Delaware corporation (the "Company").

                                   RECITALS

1. The Company, and all of the present stockholders of the Company are parties to that certain Stockholders Agreement, dated as of February 11, 1999, as amended (the "Stockholders Agreement"), which on its terms is intended to bind future Stockholders of the Company. Capitalized terms used in this Agreement shall have the meanings ascribed to such terms in the Stockholders Agreement.

2. Simultaneously herewith, the Stockholder is exercising warrants of the Company that are convertible into or otherwise exchangeable for the Company's capital stock.

3. Upon the acquisition of such capital stock, the Stockholder is to become a Stockholder under the Stockholders Agreement and the Stockholder's shares of capital stock in the Company are to become Shares under the Stockholders Agreement.

4. For purposes of Section VII.1 (Piggyback Registration Rights) of the Stockholders Agreement, the Stockholder shall be deemed to be a Holder and the Shares held by such Stockholder shall be deemed to be Registrable Securities.

NOW THEREFORE, pursuant to the terms and conditions set forth herein and other agreements by reference, the parties hereby agree as follows:

SECTION 1. Representations and Warranties. The Stockholder hereby, as of the date hereof, makes all of the representations and warranties made by the Stockholders in the Stockholders Agreement.

SECTION 2. Covenants and Obligations and Rights. The Stockholder hereby, as of the date hereof, agrees to be bound by, and to comply with, all of the covenants, obligations and provisions of a Stockholder under the Stockholders Agreement as if the Stockholder had been an original party and signatory to the Stockholders Agreement. The Company agrees that, upon the Stockholder's acquisition of the capital stock, the Stockholder shall become a Stockholder under the Stockholders Agreement and the Stockholder's shares of Common Stock shall become Shares under the Stockholders Agreement.

SECTION 3. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

SECTION 4. Counterparts. This Agreement may be executed in one or more counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts together shall constitute but one agreement.

SECTION 5. Severability. In the event any one or more of the provisions of this Agreement should be held invalid, illegal or unenforceable in any respect in any jurisdiction, such provision or provisions shall be automatically deemed amended, but only to the extent necessary to render such provision or provisions valid, legal and enforceable in such jurisdiction, and the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

SECTION 6. Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, those persons designated in the Stockholders Agreement. Nothing in this Agreement express or implied, is intended to confer upon any other person any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.



STOCKHOLDER:
------------

EXTANT, INC.
------------

By:_________________________________________

Name:_______________________________________

Title:______________________________________



THE COMPANY:
------------

TELLIUM, INC.
-------------

By:_________________________________________

Name:_______________________________________

Title:______________________________________

SCHEDULE F - SOFTWARE LICENSE AGREEMENT

     This Software License Agreement (this "Agreement"), is made and entered into as of the 21st day of September, 1999, between TELLIUM, INC., a Delaware corporation ("Vendor") and EXTANT, INC., a Delaware corporation ("Licensee").

     WHEREAS, contemporaneously herewith Vendor and Licensee have entered into a certain Purchase Agreement (the "Purchase Agreement") for the purchase of Products (as defined in the Purchase Agreement) which include the Aurora 32 and Aurora 512 cross connect systems.

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.  LICENSE.

Vendor hereby grants to Licensee, and Licensee hereby accepts, a fully paid-up, worldwide, non-exclusive, perpetual license to use the computer programs referenced in Schedule C (Tables 1a., 1b., 3, 5, and 6) attached to the Purchase Agreement, including any enhancements, upgrades, modifications, updates or corrections provided by Vendor ("Software") and the printed materials provided by Vendor to assist in the use of the Software ("Documentation"), solely for use in Licensee's normal business operations in connection with the Products sold by Vendor to Licensee pursuant to the Purchase Agreement, and to make a (***) copies of the Software and Documentation for backup purposes only.

2.   WARRANTIES.

     A.   Ownership. Vendor represents and warrants that it is the sole and
          ---------
exclusive owner of the Software and has full power and authority to grant the rights granted herein without violating the rights of any third parties, free and clear of any security interest, lien, claim or other encumbrance restriction and that the Software and Documentation do not infringe the intellectual property rights of any third parties. There are currently no active or threatened lawsuits or claims by any third party based upon any alleged infringements of its rights by the Software or the Documentation, or any portion thereof. Title to the Software and Documentation will remain with Vendor and this Agreement will not be construed in any way to imply any transfer of title, full or partial, to Licensee. Ownership of the Software, Documentation and all modifications, upgrades and enhancements thereof remain with Vendor and Licensee will have no proprietary interest therein other than this license.

     B.   Software. Vendor represents and warrants that the Software will be
          --------
free from errors which adversely affect operation of the Software or create a loss of functionality important to the operation of the Software or any portion thereof ("material defects") and other significant errors and that the Software will operate in accordance with the Documentation for a period of one year after installation of the initial version of the Software, and after installation of each enhancement, upgrade, modification, update or correction provided by Vendor ("Warranty Period").

     C.   Upgrades and enhancements. So long as the Maintenance Fees provided
          -------------------------
for herein are paid in full, Vendor will make available and provide to the Licensee any and all modifications to the

Software that (***) or (***) and corresponding Documentation as they are released at no additional charge, including all enhancements, upgrades, modifications, updates or corrections thereto, except to the extent any such modifications are customer specific development requests which are either owned by the customer or licensed exclusively to such customer.

     D.   Year 2000. Vendor represents and warrants that: (1) the Software shall
          ---------
function according to the Documentation and warranties prior to, during, and after the calendar year 2000; (2) prior to, during and after the year 2000, the Software will accept and accurately process date-related records and information for the year 2000 and following and accurately perform computations repeating or based on such date-related information (including but not limited to, calculating, comparing, and sequencing such date related data and leap year calculations); and (3) no change in the calendar year shall adversely affect the performance of the Software nor cause it or any of its components to operate in a manner that is not in conformity with the Documentation and warranties; provided, however, that Vendor shall not be responsible for date processing
--------  -------
errors caused by changes in date formats or other elements of products of other vendors not provided or authorized by Vendor.

     E.   Accuracy of documentation. Vendor represents and warrants that the
          -------------------------
Documentation is complete and accurately describes the operational and functional behavior of the Software. Vendor further represents and warrants that throughout the warranty period and for so long as the maintenance and support services are provided hereunder, the Documentation will be updated to reflect all releases of the Software and any and all other modifications.

     F.   No Viruses. Vendor represents and warrants that at the time of
          ----------
shipment Vendor will make reasonable efforts to assure that no portion of the Software contains any "back door," "time bomb," "Trojan Horse," "worm," "drop dead device," "virus" or other known computer software routines designed to permit access to or use of the Software or Licensee's computer systems by unauthorized parties, or to disable, damage or erase the Software or data processed therewith.

     G.   Conditions Precedent. Vendor shall bear no responsibility for
          --------------------
correcting, curing, or otherwise remedying any nonconformity or defect in the Software (or any other breach with respect to the condition or operation of the Software), if and to the extent that such noncomformity or defect is the result of any of the following: (1) the Software is not installed in accordance with Vendor's reasonable specifications (unless installed by Vendor); (2) the Software is not maintained in accordance with Vendor's reasonable specifications; (3) the Software incorporates spare or replacement parts other than those acquired under this Agreement or the Purchase Agreement (unless the parts are identical replacements or spares of the original equipment or those installed by Vendor) and such nonconformity, defect or breach is a direct result of such parts not being identical to the original equipment; (4) the Software has been subjected to disassembly, modification, enhancement (other than by skilled personnel authorized by manufacturer or Vendor or as otherwise contemplated by this Agreement), material abuse, or misuse; (5) the nonconformity or defect (or other breach with respect to the condition or operation of the Software) has not been reported to Vendor; or (6) the nonconformity or defect (or other breach with respect to the condition or operation of the Software) has arisen as a result of damage to the Software occurring subsequent to delivery, unless, in any such case, such event or condition directly results from the fault of negligence of Vendor.

     H. THESE WARRANTIES ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

3.   MAINTENANCE AND SUPPORT.

     A. Vendor shall provide maintenance and support described in this paragraph 3 through the (***) after installation of the Software (***). Thereafter, Licensee shall pay an annual fee of (***) of the price of the applicable Software (paid on a quarterly basis) as a Maintenance Fee.

     B. Vendor shall provide (***) telephone support for answering questions regarding operation of the Software and for reporting problems with the Software.

     C. Vendor shall provide error correction and/or work around for any material defect or comparable error or malfunction in the Software and regular preventive maintenance. Response time for service affecting problems will be within 24 hours.

     D. Vendor shall provide (***) of the same type and quality that Vendor provides to (***). Additional new features or customer specific features shall be subject to charges negotiated between Licensee and Vendor from time to time.

     E. Vendor may provide on-site technical support upon request of Licensee. Licensee agrees to pay for such on-site support at the rates indicated in Schedule C, Labor Rate Tables of the Purchase Agreement.

     F.   Maintenance and support shall not include the following: (a)
                                        ---
electrical work external to any equipment; (b) cabling services; (c) repair of damage resulting from accident, misuse, Acts of God, or causes other than ordinary use, unless any such acts are the result of acts or omissions by Vendor, its agents or employees; (d) making physical or specification changes, or performing services connected with relocation of equipment or adding or removing accessories, attachments, or other devices; (e) such service that is impractical to render because of alterations in the equipment or connection of any equipment to another device, unless such alterations or connections were made by an authorized representative of Vendor; (f) networking service, programming (unless correcting a software defect) or system design; (g) maintenance service required to restore equipment to good operating condition, resulting from repair, modifications, or maintenance provided by someone other than an authorized representative of Vendor; (h) ordinary supplies and expandables; (i) replacement of files or repairs necessitated by use of unapproved products, accident, abuse or service not provided by Vendor.

     G. Vendor assumes no responsibility if anyone other than an authorized Vendor representative modifies or otherwise tampers with the hardware, Software, or operating system except in the manner set forth in the Documentation.

     H. Charges for any maintenance services or other work performed by Vendor stemming from any of the above exclusions will be separately invoiced to Licensee at Vendor's time and expense rates in effect at the time such services are rendered. Prior written notice must be provided to and approved by Licensee, if charges for maintenance services or other work are to be incurred by Licensee.

4.   RESTRICTIONS ON USE.

Licensee may provide access to the Software and Documentation to its employees and third-party contractors who have been made reasonably aware, by instruction, written agreement or otherwise of the restrictions on use of the Software and Documentation. Under no circumstances may Licensee unlock or de-compile the Software code, as those terms are generally used in the trade. Licensee will not sell, assign, transfer (unless as noted in Section 13), disclose, disseminate or otherwise make available the Software, or any portion of the Software or Documentation, in any form whatsoever to any person or entity other than employees or agents of Licensee required to have such knowledge for use of the Software. Licensee will safeguard all copies of the Software, Documentation and related materials against unauthorized disclosure and take such reasonable steps as are necessary to ensure that these terms and conditions of this Agreement are not violated by any employee or agent of the Licensee. Except as permitted under this Agreement, neither the Software nor Documentation may be copied, (except for two copies to be used as back-ups), reprinted, transcribed or reproduced, in whole or in part, without the prior written consent of Vendor. Except as permitted under this Agreement, Licensee shall not in any way modify or enhance the Software without the prior written consent of Vendor.

5.   PROPRIETARY INFORMATION/CONFIDENTIALITY.

     A. Licensee agrees to use the Software only as provided for in this Agreement. Licensee will use its reasonable efforts by instruction, agreement or otherwise, with those persons permitted access to the Software to prevent copying, modification or disclosure of the Software.

     B. The parties acknowledge that their respective personnel may gain access to information that the disclosing party deems to be confidential and/or proprietary information which has commercial value and is not in the public domain ("Confidential Information"). The parties agree that each will use the same degree of care to prevent disclosure of Confidential Information received from the other as it employs with regard to its own Confidential Information, but in any event no less than a reasonable standard of care. Notwithstanding the foregoing, either party may disclose Confidential Information to third parties performing services for such party related to the purposes of this Agreement and who have a need to know and a legal duty to protect such Confidential Information. Each party shall destroy or return to the other the disclosing party's Confidential Information upon request or upon termination or expiration of this Agreement. The provisions of this paragraph shall survive such termination or expiration of this Agreement.

6.   LIABILITY LIMITATION.

     A. Vendor agrees to repair or replace any of the Software that fails to perform as warranted, provided that a) written notice of the failure is given to Vendor within the Warranty Period and within (***) after discovery of the claimed failure by Licensee; b) the failure was not caused by abuse or improper use, maintenance, repair, storage, or alteration by anyone other than Vendor. The decision to repair or replace shall be at Vendor's option.

     B. Neither party shall be liable to the other for indirect, incidental or consequential damages of any character, including, without limitation, damages for loss of goodwill, work stoppage, computer failure or malfunction, lost data, labor or personnel time and expense for replacement of lost data, or any and all other commercial damages or losses.

7.   DISPUTE RESOLUTION AND GOVERNING LAW.

If any claim, controversy or dispute between the parties, their agents, employees, officers, directors, or affiliates ("Dispute") cannot be settled through negotiation or mediation, it shall be resolved by arbitration conducted by a single arbitrator engaged in the practice of law, under the then current rules of the American Arbitration Association ("AAA"). The Federal Arbitration Act, 9 U.S.C. Secs. 1-16 shall govern the arbitrability of all Disputes. The arbitrator shall not have the authority to award punitive damages. All expedited procedures prescribed by the AAA rules shall apply. The arbitrator's decision and award shall be final and binding and judgment may be entered in any court having jurisdiction thereof. Each party shall bear its own costs and attorney's fees, and shall share equally in the fees and expenses of the arbitrator. The laws of the State of Colorado shall govern the construction and interpretation of this Agreement, and the arbitration shall occur in Colorado.

8.   ENTIRE AGREEMENT

Subject to the Purchase Agreement and any Schedules attached thereto, this Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. Any prior oral or written communications or agreements of the parties with respect to the subject matter hereof not expressly set forth in this Agreement or the Purchase Agreement and any Schedule attached thereto, are of no force or effect. Any additional or inconsistent terms in any other document received from Vendor are of no effect.

9.   WAIVERS

No waiver of any provision of this Agreement or any right or obligation of a party will be effective unless in writing, signed by the parties. The failure of either party to enforce a right shall not constitute a waiver.

10.  MODIFICATIONS OR AMENDMENTS.

No modification or amendment to this Agreement shall be effective unless made in writing and signed by the parties.

11.  SEVERABILITY.

Any term of this Agreement which is held to be invalid, illegal, unenforceable or void will in no way affect any other provision.

12.  TERMINATION OF AGREEMENT.

     A. Either party may, upon written notice to the other party, terminate this Agreement in whole or in part, at its option, without penalty upon the occurrence of any of the following:

          (1) the other party breaches a material provision under this Agreement and such breach is not cured within (***) after receipt of written notice from the aggrieved party; or

          (2) the other party commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeks the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall take any corporate action to authorize any of the foregoing; or

          (3) the other party has an involuntary case or other proceeding commenced against it seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of (***), or an order for relief shall be entered against it; or

          (4) the other party violates any applicable law and the effect of such violation materially impairs the other party's ability to perform its obligations under this Agreement.

     B. Upon default by Licensee, in addition to termination, if any monetary obligation of Licensee under this Agreement remains outstanding, Vendor may accelerate and declare all obligations of Licensee created under this Agreement to be immediately due and payable by Licensee as a liquidated sum.

     C. In the event Licensee terminates this Agreement in accordance with this paragraph 12, Licensee may at its option return to Vendor any Software and Documentation which are the subject of the default, in which event Vendor shall refund to Licensee, or to the extent such purchase was financed by Vendor shall extinguish the corresponding debt plus interest, all amounts paid to Vendor under this Agreement with regard to the Software and Documentation thereof.

     D. Termination of this Agreement for any reason (i) will not relieve either party of any obligation which applies to it and which expressly or by implication survives termination and (ii) will not relieve either party of any obligations or liabilities for loss or damage to the other party arising out of or caused by such party's breach of this Agreement or other acts or omissions.

13.  ASSIGNMENT.

This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and assigns. Neither party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party; provided,
                                                                 --------
however, that if such assignment is in connection with (i) the acquisition of
-------
the assigning party by means of a merger, consolidation or other business combination, (ii) sale of all or substantially all of its assets or (iii) a transfer by the assigning party to a wholly-owned direct or indirect subsidiary, approval of the non-assigning party shall not be required.

14.  NOTICES.

Notices required under this Agreement shall be sent to the addresses of the parties stated below. Notice will be deemed given (1) as of the day they are deposited with an overnight courier, charges prepaid, return receipt requested, with a confirming telefax; or (2) as of the day of receipt if they are deposited in first class U.S. Mail, charges prepaid, return receipt requested; or (3) as of the day of receipt if they are hand delivered.

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

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                                     -55-

WHEREFORE, the parties, intending to be legally bound, have caused this Agreement to be executed by their authorized representatives on the dates set forth below.


 Licensee: EXTANT, INC.                    Vendor: TELLIUM, INC.
----------------------                    ---------------------

-------------------------------------     -----------------------------------
 (Authorized Signature)                    (Authorized Signature)

 Larry McLernon                            Michael Hodges
-------------------------------------     -----------------------------------
 (Print or Type Name of Signatory)         (Print or Type Name of Signatory)

 Chief Executive Officer                   Chief Executive Officer
-------------------------------------     -----------------------------------
 (Title)                                   (Title)

-------------------------------------     -----------------------------------
 (Execution Date)                          (Execution Date)


Address for Purposes of Notification:      Address for Purposes of Notification:

Extant, Inc.                               Tellium, Inc.
2821 South Parker Rd.                      2 Crescent Place
Suite 700                                  P.O. Box 901
Aurora, CO 80014                           Oceanport, NJ 07757-0901
Attn: Legal Department

Tel: 303-256-6100                          Tel: 732-923-4163
Fax:303-256-6190                           Fax: 732-923-9805

                                  Schedule G
                               Spare Parts (***)

The following sets forth the plan for the parties handling of spare parts (***):

   - Extant acknowledges Tellium's recommendation to purchase Central Office ("CO") spares Kits (one per major CO) as defined in Schedule C.

   -     (***) shall (***) a (***) at (***) constituting a (***) for (***).

   - As (***) from (***) (for service or for replacement of spares), an invoice for the shipped hardware shall be generated and sent to Extant.

   - Extant shall have the option, in Extant's sole discretion, to select different levels of nationwide service to effect the transfer of spare parts (***) to Extant, depending on the situation. Tellium shall offer both standard and accelerated delivery. Standard delivery is overnight (24 hour service). Accelerated delivery service is via counter-to-counter (fastest method possible). Extant shall be responsible for shipping costs.

   - Tellium and Extant agree to negotiate in good faith the proper level of sparing. Tellium's recommendation is provided in Schedule C.

   - Final determination of sparing levels maintained at Extant facilities shall be determined by Extant, in its sole discretion.

                                     -57-